Exhibit 1

Lone Star Portfolio Trust 2015-LSP

Commercial Mortgage Pass-Through Certificates, Series 2015-LSP

Lone Star Portfolio Trust 2015-LSP MZ

Commercial Mezzanine Pass-Through Certificates, Series 2015-LSP MZ

Report To:

J.P. Morgan Chase Commercial Mortgage Securities Corp.

JPMorgan Chase Bank, National Association

J.P. Morgan Securities LLC

Column Financial, Inc.

Credit Suisse Securities (USA) LLC

Drexel Hamilton, LLC

5 November 2015

Ernst & Young LLP Tel: +1 212 773 3000 5 Times Square ey.com New York, NY 10036

Report of Independent Accountants on Applying Agreed-Upon Procedures

J.P. Morgan Chase Commercial Mortgage Securities Corp.

JPMorgan Chase Bank, National Association

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Column Financial, Inc.

Credit Suisse Securities (USA) LLC

11 Madison Avenue

New York, New York 10010

Drexel Hamilton, LLC

77 Water Street

New York, New York 10005

Re:	Lone Star Portfolio Trust 2015-LSP

Commercial Mortgage Pass-Through Certificates, Series 2015-LSP (the “CMBS Certificates”)

Lone Star Portfolio Trust 2015-LSP MZ

Commercial Mezzanine Pass-Through Certificates, Series 2015-LSP MZ (the “Mezzanine Certificates”)

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the “Specified Parties”), solely to assist J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) in evaluating the accuracy of certain information with respect to the Trust Loan (as defined in Attachment A) and Mezzanine Loan (as defined in Attachment A) that secure the CMBS Certificates and the Mezzanine Certificates, respectively. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

We refer to our report to you dated 2 November 2015 (the “Loan File to Data File Comparison AUP Report”), which describes the agreed-upon procedures we performed relating to the comparison or recalculation of certain information relating to the Trust Loan and Mezzanine Loan.

The procedures performed subsequent to the procedures described in the Loan File to Data File Comparison AUP Report and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Depositor provided us with the information described in the Loan File to Data File Comparison AUP Report and the additional information described below:

a.	An electronic data file (the “Updated Final Data File”) that the Depositor indicated contains information on the Mortgage Loan, Mezzanine Loan, Properties (as defined in Attachment A), Total Debt associated with the Mortgage Loan (as defined in Attachment A) and Total Debt associated with each Property (as defined in Attachment A) as of 9 November 2015 (the “Cut-off Date”),

b.	An updated lone star model Source Document (as defined in the Loan File to Data File Comparison AUP Report),

c.	A list of characteristics on the Updated Final Data File (the “Impacted Compared Characteristics”), which are described in Attachment A, that the Depositor instructed us to compare to information contained on the updated lone star model Source Document and

d.	A list of characteristics on the Updated Final Data File (the “Impacted Recalculated Characteristics”), which are described in Attachment A, that the Depositor instructed us to recalculate (as described in Attachment A).

The Source Documents that are described in the Loan File to Data File Comparison AUP Report, together with the updated loan star model Source Document, are hereinafter referred to as the “Updated Source Documents.”

The procedures in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Updated Final Data File, Updated Source Documents, the information provided to us as described in the Loan File to Data File Comparison AUP Report and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any further procedures than those described in the Loan File to Data File Comparison AUP Report with respect to the preparation or verification of any of the information set forth on the Final Data File (as defined in the Loan File to Data File Comparison AUP Report). We were not requested to perform and we have not performed any further procedures than those in Attachment A with respect to the preparation or verification of any of the information set forth on the Updated Final Data File. We have not verified, and we make no representation as to the accuracy, completeness or reasonableness of the Updated Source Documents or any other information provided to us by the Depositor upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to: (a) the existence of the Trust Loan or Mezzanine Loan, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Depositor that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, perform an examination to express an opinion or a review to express a conclusion in accordance with the attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not conducted for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Trust Loan or Mezzanine Loan conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Trust Loan or Mezzanine Loan,

iii.	Whether the originators of the Trust Loan or Mezzanine Loan complied with federal, state or local laws or regulations or

iv.	Any other factor or characteristic of the Trust Loan or Mezzanine Loan that would be material to the likelihood that the issuer of the CMBS Certificates or Mezzanine Certificates that are secured by the Trust Loan or Mezzanine Loan, respectively, will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

5 November 2015

Attachment A Page 1 of 3

Background

For the purpose of the procedures described in this report, the Depositor indicated that:

a.	The CMBS Certificates will represent interests in Lone Star Portfolio Trust 2015-LSP (the “CMBS Issuing Entity”) to be established by the Depositor,

b.	The CMBS Issuing Entity’s assets will consist primarily of two promissory notes issued by seven special purpose entities (collectively, the “Mortgage Borrowers”) collectively evidencing a floating-rate loan (the “Trust Loan”),

c.	The Mortgage Borrowers also issued two additional promissory notes which evidence the amount of future advances that may be made pursuant to the terms of the loan agreement Source Document (the “Future Advances,” together with the “Trust Loan,” the “Mortgage Loan”),

d.	The Future Advances, if and when made, will generally be pari passu in right of payment with the Trust Loan and will not be assets of the CMBS Issuing Entity,

e.	The Mortgage Loan is secured by, among other things, cross-collateralized and cross-defaulted first mortgage or deed of trust liens on the Mortgage Borrowers’ fee simple interests in 103 office and industrial properties (collectively, the “Properties”),

f.	The Mortgage Loan has a related floating-rate, interest-only mezzanine loan (the “Mezzanine Loan”),

g.	The Mezzanine Certificates will represent interests in Lone Star Portfolio Trust 2015-LSP MZ (the “Mezzanine Issuing Entity”) to be established by the Depositor,

h.	The Mezzanine Issuing Entity’s assets will consist primarily of four promissory notes issued by seven special purpose entities (collectively, the “Mezzanine Borrowers”) evidencing the Mezzanine Loan,

i.	The Mezzanine Loan is secured by, among other things, pledges of the Mezzanine Borrowers’ direct ownership interests in the Mortgage Borrowers and

j.	The Mezzanine Loan will be subordinate in priority of payment to the Mortgage Loan.

The Depositor informed us that as of the date of this report, the outstanding funded balance of the Future Advances is $0. For the avoidance of doubt, all references and recalculations related to the Mortgage Loan that are described in this report are based on the Trust Loan, and do not include the Future Advances, unless specifically stated.

For the purpose of the procedures described in this report, the Mortgage Loan, together with the Mezzanine Loan, is hereinafter referred to as the “Total Debt associated with the Mortgage Loan” (or with respect to each Property, is hereinafter referred to as the “Total Debt associated with each Property”). For the avoidance of doubt, all references and recalculations related to the Total Debt associated with the Mortgage Loan and Total Debt associated with each Property that are described in this report are based on the Trust Loan and the Mezzanine Loan, and do not include the Future Advances.

Attachment A Page 2 of 3

Procedures we performed subsequent to the procedures described in the Loan File to Data File Comparison AUP Report and our associated findings

1.	Using information on the updated lone star model Updated Source Document, we compared the:

a.	Units,

b.	Unit Type,

c.	Occupancy %,

d.	Single Tenant,

e.	Underwritten Occupancy Total Percent,

f.	Underwritten Rent,

g.	Underwritten Effective Gross Income,

h.	Underwritten Expense Total,

i.	Underwritten NOI,

j.	Underwritten Replacement Reserves,

k.	Underwritten TI and LC,

l.	Underwritten Net Cash Flow,

m.	2012 Revenues,

n.	2012 Expenses,

o.	2012 NOI,

p.	2013 Revenues,

q.	2013 Expenses,

r.	2013 NOI,

s.	2014 Revenues,

t.	2014 Expenses,

u.	2014 NOI,

v.	2015 NOI (Budgeted),

w.	Tenant Name 1,

x.	SF1,

y.	Tenant Lease Expiration Date 1,

z.	Tenant Name 2,

aa.	SF2,

bb.	Tenant Lease Expiration Date 2,

cc.	Tenant Name 3,

dd.	SF3,

ee.	Tenant Lease Expiration Date 3,

ff.	Tenant Name 4,

gg.	SF4,

hh.	Tenant Lease Expiration Date 4,

ii.	Tenant Name 5,

jj.	SF5 and

kk.	Tenant Lease Expiration Date 5

characteristics (collectively, the “Impacted Compared Characteristics”), as shown on the Updated Final Data File, to the corresponding information on the updated lone star model Updated Source Document and found such information to be in agreement.

For the purpose of comparing the characteristics listed in e. through v. above, the Depositor instructed us to ignore differences of $1.00 or less.

Attachment A Page 3 of 3

2.	Using:

a.	Information on the Updated Final Data File and

b.	The applicable instructions, assumptions and methodologies described in Items 14. through 17. of the Loan File to Data File Comparison AUP Report,

we recalculated the:

i.	Trust Loan 2014 NOI DY,

ii.	Trust Loan 2014 NOI DSCR,

iii.	Trust Loan Underwritten NOI DSCR,

iv.	Trust Loan Underwritten NCF DSCR,

v.	Trust Loan Underwritten NOI DY,

vi.	Trust Loan Underwritten NCF DY,

vii.	Total Debt 2014 NOI DY,

viii.	Total Debt 2014 NOI DSCR,

ix.	Total Debt Underwritten NOI DSCR,

x.	Total Debt Underwritten NCF DSCR,

xi.	Total Underwritten Debt NOI DY,

xii.	Total Underwritten Debt NCF DY,

xiii.	Cut-off Date Allocated Trust Loan Balance Per SF,

xiv.	Space Pct 1,

xv.	Space Pct 2,

xvi.	Space Pct 3,

xvii.	Space Pct 4 and

xviii.	Space Pct 5

characteristics (collectively, the “Impacted Recalculated Characteristics”) for the Mortgage Loan, Properties and the Total Debt associated with the Mortgage Loan, as applicable. We compared this recalculated information to the corresponding information on the Updated Final Data File and found such information to be in agreement.

3.	Using information on the:

a.	Final Data File and

b.	Updated Final Data File,

we compared each:

i.	Compared Characteristic (as defined in the Loan File to Data File Comparison AUP Report) that is not an Impacted Compared Characteristic,

ii.	Recalculated Characteristic (as defined in the Loan File to Data File Comparison AUP Report) that is not an Impacted Recalculated Characteristic and

iii.	Provided Characteristic (as defined in the Loan File to Data File Comparison AUP Report),

all as shown on the Final Data File, to the corresponding information on the Updated Final Data File and found such information to be in agreement.